Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Time Investment Company, Inc. 100 N. 6th Avenue West Bend, Wisconsin 53095

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of home improvement projects, products and services (the “contracts”) in connection with the proposed offering of TIC Home Improvement Trust 2024-A, Asset Backed Notes, Series 2024-A. Time Investment Company, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Contract File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Statistical Contract File. Additionally, KeyBanc Capital Markets Inc. (“KeyBanc” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On December 19, 2023, representatives of KeyBanc, on behalf of the Company, provided us with a contract listing (the “Contract Listing”) with respect to 12,735 contracts. At your instruction, we randomly selected 150 contracts from the Contract Listing (the “Sample Contracts”).

Further, on January 4, 2024, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of September 30, 2023, with respect to 12,850 contracts, including each of the 150 Sample Contracts (the “Statistical Contract File”).

At your instruction, we performed certain comparisons and recomputations for each of the Sample Contracts relating to the contract characteristics (the “Characteristics”) set forth on the Statistical Contract File and indicated below.

Characteristics

1. Contract Number (for informational purposes only) 2. Current plan (as applicable) 3. Annual percentage rate 4. Borrower state 5. Borrower city 6. Borrower zip code	7. Periodic payment 8. Current plan expiration date (as applicable) 9. First due date 10. FICO score at origination 11. Initial term

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from the Home Improvement Installment Credit Sales Slip or Revolving Credit Sales Slip (collectively, the “Contract”); Characteristic 9. to the “Welcome Letter” or “Billing Statement”; and Characteristic 10. to the “Credit Report.”

With respect to Characteristic 11., for Sample Contracts with a contract type (as set forth on the Contract) of (i) “installment,” we compared the initial term to the corresponding information set forth on the Contract or (ii) “revolving,” we were instructed, by representatives of the Company, to recompute the initial term using (a) the amount financed, (b) the annual percentage rate, (c) the periodic payment (each as set forth on the Contract) and (d) certain methodologies provided to us by the Company. We compared such recomputed values to the corresponding information set forth on the Statistical Contract File.

For the purposes of such comparisons and at your instruction:

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with respect to Characteristics 7. and 11., for the Sample Contract indicated in Appendix A, we observed a difference with respect to the periodic payment and initial term set forth on the Statistical Contract File when compared to the periodic payment set forth on the Contract and initial term, as determined above. For this Sample Contract, we were instructed to perform an additional procedure and compare the periodic payment and initial term set forth on the Statistical Contract File to the periodic payment and initial term set forth on screen shots from the Company’s servicing system (the “Servicing System Screen Shot”).

The contract documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Contract Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Contract Documents. In addition, we make no representations as to whether the Contract Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Contract File were found to be in agreement with the above-mentioned Contract Documents, except as described in Appendix B. Supplemental information is contained on Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the contracts or underlying documentation underlying the Statistical Contract File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Contract File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly

/s/ Deloitte & Touche LLP

January 19, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 19, 2024.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristics 7. and 11. for the following Sample Contract:

02-00618077

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 19, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Two differences in borrower city.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 19, 2024

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Contract File	Characteristic set forth on the Contract
1	02-00646169	Borrower city	Cheviot	Cincinnati
1	02-00591083	Borrower city	Brooksville	Spring Hill

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.